Exhibit 10.3

EXECUTION VERSION

GUARANTY AGREEMENT

This Guaranty Agreement (this “Guaranty”), dated and effective as of September 28, 2018 (the “Effective Date”), is made by PHI Air Medical, L.L.C., a Louisiana limited liability company, and PHI Tech Services, Inc., a Louisiana corporation (individually and collectively, “Guarantor”) in favor of Thirty Two, L.L.C., a Nevada limited liability company (“Lender”). Guarantor agrees as follows:

The terms and conditions of that certain Loan Agreement dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”), by and among PHI, Inc., a Louisiana corporation (“Borrower”), Guarantor, as Subsidiary Guarantors, and Lender, are incorporated herein by reference and are a part of the terms and conditions of this Guaranty. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Loan Agreement. In the event of actual conflict in the terms and provisions of this Guaranty and the Loan Agreement, the terms and provisions of the Loan Agreement will control.

1.

Guarantor jointly, severally, solidarily, and unconditionally guarantees to Lender the prompt performance and payment in full of the Loan and all other obligations and liabilities of Guarantor and Borrower, and of any one or more of them, to Lender, arising under the Loan Agreement, the Note, this Guaranty, the Security Agreement and all other loan and collateral documents contemplated by the Loan Agreement, direct or contingent, due or to become due, now existing or hereafter arising, including, without limitation, all future advances, with interest, attorneys’ fees, expenses of collection and costs, and further including, without limitation, obligations to Lender on promissory notes, checks, overdrafts, letter-of-credit agreements, loan agreements, security documents, endorsements, continuing guaranties and agreements with respect to any swap, forward, future, or derivative transaction or option or similar agreement involving, or settled by reference to, one or more interest rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value (collectively, the “Obligations”); provided that, in no event shall Guarantor’s liability in the aggregate under this Guaranty exceed the principal amount of ONE HUNDRED THIRTY MILLION DOLLARS AND NO/100 DOLLARS ($130,000,000.00), (the “Guarantied Principal Amount”) plus interest, attorneys’ fees, and other fees and charges owed by Borrower to Lender on the Guarantied Principal Amount. Borrower, Guarantor and any other parties obligated on the Obligations from time to time are referred to herein collectively and individually as “Obligor”.

2.

Guarantor shall be bound by all of the terms and conditions of any notes, agreements, or other obligations in favor of Lender signed or incurred by Borrower with respect to the Obligations. Guarantor hereby waives all notice and pleas of presentment, demand, dishonor, protest, discussion and division. Guarantor shall not have any rights of subrogation until the payment in full of all Obligations and any subrogation rights shall relate only to the collateral then held by Lender.

3.

This Guaranty is a continuing guaranty and shall remain in full force and effect until payment and performance in full of the Obligations have been satisfied, at which time this Guaranty shall automatically terminate.

4.

Guarantor covenants and agrees that, as long as the Obligations or any part thereof is outstanding, Guarantor will furnish promptly to Lender such additional information concerning any Guarantor as Lender may reasonably request.

5.

This is a guaranty of payment and not a guarantee of collection, and will not be affected by the release or discharge of Borrower from, or impairment or modification of, Borrower’s obligations with respect to any of the Obligations in any bankruptcy, receivership, or other insolvency proceeding or otherwise. In the event of a Default by Borrower in payment or performance of the Obligations, or any part thereof, when such Obligations become due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Lender without notice or demand in lawful money of the United States of America and it shall not be necessary for Lender, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Obligations, or to enforce any rights against any collateral which shall ever have been given to secure such Obligations. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor hereby irrevocably subordinates and abates, until the Obligations have been repaid in full, any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Obligations for any payment made by Guarantor under or in connection with this Guaranty or otherwise. Notwithstanding the foregoing, if Guarantor is or becomes an “insider” (as defined from time to time in Section 101 of the U.S. Bankruptcy Code) with respect to Borrower, then Guarantor irrevocably and absolutely waives any and all rights or subrogation, contribution, indemnification, reimbursement or similar rights against Borrower with respect to the Obligations and this Guaranty, whether such rights arise under an express or implied contract or by operation of law, it being the intention of Guarantor and Lender that Guarantor will not be deemed to be a “creditor” (as defined in Section 101 of the U.S. Bankruptcy Code) of Borrower by reason of the existence of this Guaranty in the event that Borrower becomes a debtor in any proceeding under the U.S. Bankruptcy Code.

6.

Each Guarantor is jointly, severally and solidarily liable for the payment in full of the Obligations as if such Guarantor was the only Guarantor executing this Guaranty. This Guaranty is exclusive of and in addition to any other endorsements, guaranties, or obligations with respect to Borrower that are separate and apart from this instrument, whether signed by Guarantor or by any other Obligor. This Guaranty shall not be affected or limited by the amount of any other such endorsements, guaranties, or obligations with respect to Borrower. To the extent permitted by law, Guarantor’s obligations under this Guaranty shall continue notwithstanding any set-off, counterclaim, reduction, or diminution of the Obligations or any defense of any kind or nature (other than performance by Guarantor of its obligations hereunder) that Borrower may have or assert against Lender.

7.

Without releasing or affecting Guarantor’s obligations hereunder, Lender may, one or more times, in its sole discretion, without notice to or the consent of Guarantor or any third party Obligor, take any one or more of the following actions: (a) release, renew or modify the obligations of Borrower or any other Obligor; (b) release, exchange, modify, or surrender in whole or in part Lender’s rights with respect to any collateral for the Obligations; (c) modify or alter the term, interest rate or due date of any payment of any of the Obligations; (d) grant any postponements, compromises, indulgences, waivers, surrenders or discharges or modify the terms of its agreements with Guarantor, Borrower or any other Obligor; (e) change its manner of doing business with Guarantor, Borrower or any other party; (f) impute payments or proceeds of any collateral furnished for any of the Obligations, in whole or in part, to any of the Obligations, or retain the payments or proceeds as collateral for the Obligations without applying same toward payment of the Obligations; or (g) make loans to Borrower in excess of the present amount of the Obligations, and Guarantor hereby expressly waives any defenses arising from any such actions. The release of liability of any person shall not affect the liability hereunder of any Guarantor who is not specifically released.

8.

Guarantor hereby agrees that the Subordinated Indebtedness (as hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Obligations, and Guarantor hereby assigns the Subordinated Indebtedness to Lender as security for the Obligations. If any sums shall be paid to Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by Guarantor for the benefit of Lender and shall forthwith be paid to Lender without affecting the liability of Guarantor under this Guaranty and may be applied by Lender against the Obligations in such order and manner as Lender may determine in its sole discretion. Upon the request of Lender, Guarantor shall execute, deliver, and endorse to Lender such documents and instruments as Lender may request to perfect, preserve, and enforce its rights hereunder.

For purposes of this Guaranty, the term “Subordinated Indebtedness” means all indebtedness, liabilities, and obligations of Borrower to Guarantor, other than salary and reimbursements of expenses incurred in the ordinary course of business, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.

(a) Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower’s assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower’s assets securing payment of the Obligations or any part thereof, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attached. Without the prior written consent of Lender, no Guarantor shall (i) file suit against Borrower or exercise or enforce any other creditor’s right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by Guarantor on assets of Borrower.

(b) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor’s relief, or other insolvency proceeding involving Borrower as debtor, Lender shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. Lender may apply any such dividends, distributions, and payments against the Obligations in such order and manner as Lender may determine in its sole discretion.

(c) Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

9.

No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

10.

Guarantor recognizes that Lender is relying upon this Guaranty and the undertakings of Guarantor hereunder in making extensions of credit to Borrower and further recognizes that the execution and delivery of this Guaranty is a material inducement to Lender advancing the Loan to Borrower. Guarantor represents and warrants to Lender that Guarantor’s guaranty hereunder of the Obligations reasonably benefits or may be expected to benefit directly or indirectly, Guarantor. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty.

11.

Guarantors jointly and severally agree to pay on demand all reasonable attorneys’ fees and all other costs and expenses incurred by Lender in connection with the preparation, administration, enforcement, or collection of this Guaranty.

12.

Guarantor hereby represents and warrants to Lender that such Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower and that no Guarantor is relying upon Lender to provide (and Lender shall have no duty to provide) any such information to any Guarantor either now or in the future.

13.

THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR’S GUARANTY OF THE OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

14.

This Guaranty shall be binding on Guarantor and Guarantor’s successors and assigns and shall inure to the benefit of Lender, its successors, assigns, endorsees, and any person or persons, or entities, including, without limitation, any banking or other financial institution, to whom Lender may grant an interest in the Obligations, or any of them, and this Guaranty shall be binding on Guarantor to the extent of such assignment or interest. Any such assignment or grant of interest shall not operate to release Guarantor from any obligation to Lender hereunder with respect to any unassigned Obligations.

15.

If Lender receives any payment or proceeds of collateral, which payment or proceeds or any part thereof are subsequently required, by any court of competent jurisdiction, to be repaid to Borrower, Borrower’s estate, trustee, or any other party, then to the extent of such repayment by Lender, the Obligations or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date the initial payment, reduction or satisfaction occurred, and Guarantor shall remain solidarily liable to Lender for the repayment of such amount reinstated. Guarantor shall defend and indemnify Lender from any claim or loss to Lender arising under this paragraph, including, without limitation, Lender’s reasonable attorneys’ fees and expenses in the defense of any such action or suit, WHETHER THE SAME IS A RESULT OF LENDER’S ORDINARY NEGLIGENCE (BUT NOT ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OR OTHERWISE.

16.	All notices and other communications provided for in this Guaranty shall be given and deemed delivered in the manners set forth in the Loan Agreement.

17.

This Guaranty shall be governed and interpreted under the internal laws of the State of Louisiana. If any provision of this Guaranty shall be held to be legally invalid or unenforceable by any court of competent jurisdiction, all remaining provisions of this Guaranty shall remain in full force and effect. This Guaranty is signed on and effective as of the date shown below.

18.

This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Lender may also, at its sole election, rely upon a photocopy of this Guaranty. Should Lender elect to rely upon a photocopy, it shall never be required to produce an original.

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IN WITNESS WHEREOF, this Guaranty is executed as of the Effective Date.

GUARANTORS: PHI AIR MEDICAL, L.L.C.

By:	/s/ Trudy P. McConnaughhay

Name:	Trudy P. McConnaughhay
Title:	Vice President and Treasurer

PHI TECH SERVICES, INC.

By:	/s/ Trudy P. McConnaughhay

Name:	Trudy P. McConnaughhay
Title:	Chief Financial Officer, Vice President and Secretary

Signature Page to Guaranty Agreement